WASHINGTON, D.C.

                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


      DATE OF REPORT (Date of earliest event reported) DECEMBER 18, 2002

                         NEW PEOPLES BANKSHARES, INC.
            (Exact name of registrant as specified in its charter)

   VIRGINIA                     000-33411                   31-1804543
(State or other          (Commission File Number)        (IRS Employer ID or
jurisdiction of                                          Identification No.)
incorporation)

                  2 GENT DRIVE, HONAKER, VIRGINIA        24260
              (Address of principal executive offices) (Zip Code)


   REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE:  (276) 873-6288

        (Former name or former address, if changed since last report)


ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

(a) Effective December 18, 2002, New Peoples Bankshares, Inc. (the "Corporation") or (the "Registrant") decided to end the engagement of
        S. B. Hoover and Company, L.L.P. ("S. B. Hoover") as the Corporation's independent certified public accountants by selecting Brown Edwards & Company, L.L.P. to serve as its independent public accountants for the year ended December 31, 2003. With the Audit Committee's recommendation, the Board of Directors approved the selection today. The prior independent certified public accountants,
        S. B. Hoover will serve as the independent certified public accountants for the year ended December 31, 2002. Furthermore, they will continue to provide income tax preparation and consulting services for the year ended December 31, 2003.

        S. B. Hoover's report on the Corporation's consolidated financial statements during the two most recent fiscal years contained no adverse opinion or a disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope or accounting principles.

        During the last two fiscal years and the subsequent interim periods to the date hereof, there were no disagreements between the Corporation and S. B. Hoover on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of S. B. Hoover, would have caused it to make a reference to the subject matter of the disagreements in connection with its report.

        None of the "reportable events" described in Item 304 (a)(1)(v) occurred with respect to the Corporation within the last two fiscal years and the subsequent interim period to the date hereof.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

   Exhibit 16.1 Letter from S. B. Hoover & Company, L.L.P. regarding change in certifying accountant.


                               SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                         NEW PEOPLES BANKSHARES, INC.



                                         /s/ Kenneth D. Hart
                                         Kenneth D. Hart
                                         President & Chief Executive Officer


Dated: December 18, 2002



                              EXHIBIT INDEX

Exhibit No.                                                         Page No.

16.1 Letter from S.B. Hoover & Company, L.L.P. regarding change
in certifying accountant                                                3

Exhibit 16.1

                              December 18, 2002



Mr. Frank Sexton, Jr.
New Peoples Bankshares, Inc.
2 Gent Drive
Honaker, VA.  24260

Dear Mr. Sexton,

This is to confirm that the client-auditor relationship between New Peoples Bankshares, Inc. (Commission File Number 000-33411) and S. B. Hoover & Company, L.L.P. will cease with the completion of our audit report on the Consolidated Financial Statements for the year ended December 31, 2002.

Sincerely,


/s/ S. B. HOOVER & COMPANY, L.L.P.
S. B. Hoover & Company, L.L.P.


cc:  Office of the Chief Accountant
     SECPS Letter File
     Securities and Exchange Commission
     Mail Stop 9-5
     450 Fifth Street, N.W.
     Washington, D.C. 20549